UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2011
Ameresco, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34811	04-3512838
(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Speen Street, Suite 410, Framingham, MA	01701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (508) 661-2200

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events
Item 8.01.    Other Events
On August 22, 2011, Ameresco, Inc. (the "Company") announced its acquisition of APS Energy Services Company, Inc. from Pinnacle West Capital Corporation, which was completed on August 19, 2011. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits
Item 9.01.     Financial Statements and Exhibits
(d) Exhibits
The exhibit listed on the Exhibit Index immediately preceding such exhibit are filed as part of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERESCO, INC.
Date: August 22, 2011	By:	/s/ Andrew B. Spence
Andrew B. Spence
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by the Company on August 22, 2011.